                         CERTIFICATE OF INCORPORATION
                         ----------------------------
                                      OF
                                      --
                          INDEPENDENCE BANCORP, INC.
                          --------------------------

TO:  The Secretary of State
     State of New Jersey

        THE UNDERSIGNED, of the age of eighteen years or over, for the purpose of forming a corporation pursuant to the provisions of Title 14A, Corporations, General, of the New Jersey Statutes, does hereby execute the following Certificate of Incorporation.

        FIRST:  The name of the corporation is Independence Bancorp, Inc.

        SECOND: The address of the corporation's initial registered office is 63 West Allendale Avenue, Allendale New Jersey 07401, and the name of the corporation's initial registered agent at such address is William L. Griffin, Jr.

        THIRD: The purpose or purposes for which the corporation is organized are:

                To engage in and do any lawful act
                concerning any or all lawful business
                for which corporations may be incor-
                porated under the New Jersey Business
                Corporation Act.

        FOURTH: The term for which the corporation is to exist is perpetual.

        FIFTH: The capital stock of the corporation shall consist of 500,000 shares of stock with a par value of $6.67 per share.

        SIXTH: The number of Directors constituting the initial Board of Directors shall be twelve (12) and the names and addresses of the Directors are:

              NAME                                BUSINESS ADDRESS
              ----                                ----------------

        William F. Dator                          Dator Agency, Inc.
                                                  6 East Ramapo Avenue
                                                  Mahwah, NJ 07430

        Allen M. Demby, M.D.                      245 East Main Street
                                                  Ramsey, NJ 07446

        Julius J. Franchini                       Lynn Chevrolet
                                                  461 Kearny Avenue
                                                  Kearny, NJ 07032

        Robert F. Frasco                          Frasco Enterprises
                                                  479 St. Highway 17
                                                  Mahway, NJ 07430

        William L. Griffin, Jr.                   Independence Bank
                                                  of New Jersey
                                                  63 W. Allendale Avenue
                                                  Allendale, NJ 07401

        Robert O. Hagman                          Theurer, Inc.
                                                  225 Parkhurst Street
                                                  Newark, NJ 07114

        Joseph A. Haynes                          E.F. Hutton
                                                  East 140 Ridgewood Avenue
                                                  Mack Center 3
                                                  Paramus, NJ 07652

        Vernon W. Hill, II                        Site Development
                                                  386 Route 70
                                                  Marlton, NJ 08053

        Steinar Gundersen                         520 Forest Court
                                                  River Vale, NJ 07675

        Esko J. Koskinen                          Greenway Construction
                                                  111 Chestnut Ridge Rd.
                                                  Montvale, NJ 07645

        James R. Napolitano                       Napolitano & Napolitano
                                                  180 East Main Street
                                                  Ramsey, NJ 07445

             NAME                           BUSINESS ADDRESS
             ----                           ----------------
        Joseph LoSoalzo                     Allendale Lumber & Millwork
                                            55 Park Avenue
                                            Allendale, NJ 07401

        EIGHTH: Except as otherwise expressly provided in this Article EIGHTH:
                 (i) any merger or consolidation of the corporation with or into any other corporation; or

                (ii) any sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation to or with any other corporation, person or other entity, shall require the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of capital stock of the corporation issued and outstanding and entitled to vote.
        The provisions of this Article EIGHTH shall not apply to any transaction described in clauses (i) or (ii) of this Article, which has been approved by resolution adopted by the Board of Directors of the corporation at any time prior to the consummation thereof.
        This Article EIGHTH may not be amended or rescinded except by the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of capital stock of the corporation issued and outstanding and entitled to vote, at any regular or special meeting of the stockholders if notice of the proposed alteration or amendment be contained in the notice of the meeting.
        NINTH: On all matters submitted to a vote at a meeting of shareholders, including the election of directors, each share of common stock shall be entitled to one vote on each matter submitted.

        TENTH:  The shareholders shall have preemptive rights.

        ELEVENTH:  The name and address of the incorporator is:

                        Julie P. Geiser, Legal Assistant
                        Spector Cohen Gadon & Rosen, P.C.
                        1700 Market Street, 29th Floor
                        Philadelphia, PA 19103

        IN WITNESS WHEREOF, the incorporator has signed the Certificate of Incorporation on the 21st day of October.




                                      /s/ Julie P. Geiser

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                          INDEPENDENCE BANCORP, INC.
                         ____________________________

     Pursuant to the provisions of Section 14A:7-15.1 of the New Jersey Business Corporation Act, as amended, relating to the division or combination by a corporation of its shares, Independence Bancorp, Inc. hereby certifies that:

     1.  The name of the corporation is Independence Bancorp, Inc.

     2. On August 30, 1984, the Board of Directors of Independence Bancorp, Inc. adopted, by a vote of a majority of the directors present at a meeting thereof duly convened, at which meeting a quorum was at all times present and voting, a resolution approving the division of the 191,007 shares of Common Stock, par value $6.67 per share, of Independence Bancorp, Inc. outstanding on August 30, 1984 into 382,014 shares of Common Stock, par value $3.335 per share, of Independence Bancorp, Inc.
     3. Said division will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series of Independence Bancorp, Inc. and will not increase the number of authorized but unissued shares of Independence Bancorp, Inc.

     4. Prior to said division, there were outstanding 191,007 shares of Independence Bancorp, Inc. Common Stock, par value $6.67 per share, and after said division, there were outstanding 382,014 shares of Independence Bancorp, Inc. Common Stock, par value $3.335 per share.

     5. Article Fifth of the Certificate of Incorporation of Independence Bancorp, Inc. is hereby amended to read as follows:

                       "FIFTH: The capital stock of the
                       corporation shall consist of 500,000
                       shares of stock with a par value of
                       $4.445 per share."

     IN WITNESS WHEREOF, Independence Bancorp, Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this 24th day of March, 1986.

                                               INDEPENDENCE BANCORP. INC.



                                               By: /s/ Thomas M. Flynn
                                                  ----------------------------
                                                    Thomas M. Flynn
                                                    President

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                          INDEPENDENCE BANCORP, INC.
                         ----------------------------


     Pursuant to the provisions of Sections 14A:9-2(4) and 14A:9-4(3) of the New Jersey Business Corporation Act, as amended, the undersigned corporation executes the following Certificate of Amendment to its Certificate of
Incorporation:

     1.   The name of the corporation is Independence Bancorp, Inc.

     2. The amendments adopted to the Certificate of Incorporation of Independence Bancorp, Inc. are as follows:

          (a) Article Fifth of the Certificate of Incorporation of Independence Bancorp, Inc. is amended to read as follows:

               FIFTH: The aggregate number of shares which the corporation shall have authority to issue shall be 3,000,000 shares of which 2,000,000 shares shall be common stock with a par value of $3.335 per share and of which 1,000,000 shares shall be preferred stock without par value. The shares of preferred stock may be divided into and issued from time to time in one or more classes and into series within any class or classes as may be designated by the Board of Directors of the corporation, each such class or series to be distinctly titled and to consist of the number of shares designated by the Board of Directors. All shares of any one class or series of preferred stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one class or series issued at different times may differ as to the dates from which dividends thereon (if any) shall accrue or be cumulative (or both). The designations, preferences, qualifications, limitations, restrictions and special or relative rights (if any) of any class or series of preferred stock may differ from those of any and all other class or series at any time outstanding. The Board of Directors of the corporation is hereby expressly vested with authority, upon issuance of preferred stock authorized hereby which is convertible into any class or series of shares of the corporation to increase the authorized shares of any class or series to such number as will not be more than sufficient, when added to previously authorized but unissued shares of such class or series, to satisfy the conversion privileges of the convertible shares issued. The Board of Directors of the corporation is hereby expressly vested with authority to fix by resolution the designations, preferences, qualifications, limitations, restrictions and special or relative rights (if any) of the preferred stock and each class or series thereof which may be designated by the Board of Directors, including, but without limiting the generality of the foregoing, the following:
               (a) The voting rights and powers (if any) of the preferred stock and each class or series thereof;
               (b) The rates and times at which, and the terms and conditions on which, dividends (if any) on preferred stock, and each class or series thereof, will be paid, and any dividend preferences or rights of cumulation;
               (c) The rights (if any) of holders of preferred stock, and each such series thereof, to convert the same into or exchange the same for, shares of other classes (or series of classes) or capital stock of the corporation and the terms and conditions for such conversion or exchange, including, provisions for adjustment of conversion or exchange prices or rates in such events as the Board of Directors shall determine;
               (d) The redemption rights (if any) of the corporation and of the holders of preferred stock and each series thereof, and the times at which, and the terms and conditions on which preferred stock and each series thereof may be redeemed; and
               (e) The rights and preferences (if any) of the holders of preferred stock and each series thereof, upon the voluntary or involuntary dissolution, liquidation or winding up of the corporation.

          (b) Article Tenth of the Certificate of Incorporation of Independence Bancorp, Inc. is hereby deleted in its entirety and is of no further force and effect.

          (c) Article Eleventh of the Certificate of Incorporation of Independence Bancorp, Inc. is hereby renumbered Article Tenth.

      3. The amendments to the Certificate of Incorporation of Independence Bancorp, Inc. were approved by the directors of Independence Bancorp, Inc. and thereafter duly adopted by the shareholders of Independence Bancorp, Inc. on April 23, 1986.

     4. The number of shares entitled to vote on the proposal to adopt the amendments was 400,972.

     5. The number of shares voting for the amendments was 263,269. The number of shares voting against the amendments was 14,285.

     IN WITNESS WHEREOF, Independence Bancorp, Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this 23rd day of April, 1986.


                                       INDEPENDENCE BANCORP, INC.

                                       /s/ Thomas M. Flynn

                                       By: Thomas M. Flynn

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                          INDEPENDENCE BANCORP, INC.

                       --------------------------------

     Pursuant to the provisions of Section 14A:715.1 of the New Jersey Business Corporation Act, as amended, relating to the division or combination by a corporation of its shares, Independence Bancorp, Inc. hereby certifies that:

     1.  The name of the corporation is Independence Bancorp, Inc.

     2. On April 6, 1987, the Board of Directors of Independence Bancorp, Inc. adopted, by a vote of a majority of the directors present at a meeting thereof duly convened, at which meeting a quorum was at all times present and voting, resolutions approving the division of the 526,043 shares of Common Stock, par value $3.335 per share, of Independence Bancorp, Inc. issued and outstanding on April 20, 1987 into 1,032,066 shares of Common Stock, par value $1.6675 per share, of Independence Bancorp, Inc.

     3. Said division will not adversely affect the rights or preferences of the holders of issued and outstanding shares of any class or series of Independence Bancorp, Inc. and will not increase the number of authorized but unissued shares of Independence Bancorp, Inc.

     4. Prior to said division, there were issued and outstanding 526,043 shares of Independence Bancorp, Inc. Common Stock, par value $3.335 per share, and after said division, there were outstanding 1,052,086 shares of Independence Bancorp, Inc. Common Stock, par value $1.6675 per share.

     5. Article Fifth of the Certificate of Incorporation of Independence Bancorp, Inc. is hereby amended to read as follows:

         FIFTH: The aggregate number of shares which the corporation shall have authority to issue shall be 3,000,000 shares of which 2,000,000 shares shall be common stock with a par value of $1.6775 per share and of which 1,000,000 shares shall be preferred stock without par value. The shares of preferred stock may be divided into and issued from time to time in one or more classes and into series within any class or classes as may be designated by the Board of Directors of the corporation, each such class or series to be distinctly titled and to consist of the number of shares designated by the Board of Directors. All shares of any one class or series of preferred stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one class or series issued at different times may differ as to the dates from which dividends thereon (if any) shall accrue or be cumulative (or both). The designations, preferences, qualifications, limitations, restrictions and special or relative rights (if any) of any class or series of preferred stock may differ from those of any and all other class or series at any time outstanding. The Board of Directors of the corporation is hereby expressly vested with authority, upon issuance of preferred stock authorized hereby which is convertible into any class or series of shares of the corporation, to increase the authorized shares of any class or series to such number as will not be more than sufficient, when added to previously authorized but unissued shares of such class or series, to satisfy the conversion privileges of the convertible shares issued. The Board of Directors of the corporation is hereby expressly vested with authority to fix by resolution the designations, preferences, qualifications, limitations, restrictions and special or relative rights (if any) of the preferred stock and each class or series thereof which may be designated by the Board of Directors, including, but without limiting the generality of the foregoing, the following:

           (a) The voting rights and powers (if any) of the preferred stock and each class or series thereof;

           (b) The rates and times at which, and the terms and conditions on which, dividends (if any) on preferred stock, and each class or series thereof, will be paid, and any dividend preferences or rights of cumulation;

          (c) The rights (if any) of holders of preferred stock, and each such series thereof, to convert the same into, or exchange the same for, shares of other classes (or series of classes) of capital stock of the corporation and the terms and conditions for such conversion or exchange, including, provisions for adjustment of conversion or exchange prices or rates in such events as the Board of Directors shall determine;
          (d) The redemption rights (if any) of the corporation and of the holders of preferred stock and each series thereof, and the times at which, and the terms and conditions on which preferred stock and each series thereof may be redeemed; and
          (e) The rights and preferences (if any) of the holders of preferred stock and each series thereof, upon the voluntary or involuntary dissolution, liquidation or winding up of the corporation.

     IN WITNESS WHEREOF, Independence Bancorp, Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this 6th day of April, 1987.

                                               INDEPENDENCE BANCORP, INC.



                                               By: /s/ Thomas M. Flynn
                                                   -----------------------
                                                   Thomas M. Flynn
                                                   President

                           CERTIFICATE OF AMENDMENT

                                    TO THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                          INDEPENDENCE BANCORP, INC.

                         -----------------------------

     Pursuant to the provisions of Sections 14A:9-2(4) and 14A:9-4(3) of the New Jersey Business Corporation Act, as amended, the undersigned corporation executes the following Certificate of Amendment to its Certificate of
Incorporation:

     1.  The name of the corporation is Independence Bancorp, Inc.

     2. The Certificate of Incorporation of Independence Bancorp, Inc. is amended by adding at the end thereof a new Article Eleventh to read as follows:

     Eleventh: An officer or director of the corporation shall not be personally liable to the corporation or to the shareholders of the corporation for damages for breach of any duty owed to the corporation, except that this Article Eleventh shall not relieve an officer or director of the corporation from personal liability to the corporation and to the shareholders of the corporation for damages for any breach of duty based upon an act or omission:

         (a) in breach of such officer's or director's duty of loyalty to the corporation or to the shareholders of the corporation, or

         (b)  not in good faith or involving a knowing violation of law, or

         (c) resulting in the receipt by such officer or director of an improper personal benefit.

     3. The amendment to the Certificate of Incorporation of Independence Bancorp, Inc. was approved by the directors of Independence Bancorp, Inc. and thereafter duly adopted by the shareholders of Independence Bancorp, Inc. on April 9, 1987.

     4. The number of shares entitled to vote on the proposal to adopt the amendment was 526,043.

     5. The number of shares voting for the amendment was 392,216. The number of shares voting against the amendment was 6,725.

     IN WITNESS WHEREOF, Independence Bancorp, Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this 10th day of February 1988.



                                  INDEPENDENCE BANCORP, INC.




                                  By: /s/ Thomas M. Flynn
                                     --------------------------------------
                                     Thomas M. Flynn

                           CERTIFICATE OF AMENDMENT

                                    TO THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                          INDEPENDENCE BANCORP, INC.

                         -----------------------------

     Pursuant to the provisions of Sections 14A:9-2(4) and 14A:9-4(3) of the New Jersey Business Corporation Act, as amended, the undersigned corporation executes the following Certificate of Amendment to its Certificate of
Incorporation:

     1.  The name of the corporation is Independence Bancorp, Inc.

     2. The Certificate of Incorporation of Independence Bancorp, Inc. is amended by adding at the end thereof a new Article Eleventh to read as follows:

     Eleventh: An officer or director of the corporation shall not be personally liable to the corporation or to the shareholders of the corporation for damages for breach of any duty owed to the corporation, except that this Article Eleventh shall not relieve an officer or director of the corporation from personal liability to the corporation and to the shareholders of the corporation for damages for any breach of duty based upon an act or omission:

         (a) in breach of such officer's or director's duty of loyalty to the corporation or to the shareholders of the corporation, or

         (b)  not in good faith or involving a knowing violation of law, or

         (c) resulting in the receipt by such officer or director of an improper personal benefit.

     3. The amendment to the Certificate of Incorporation of Independence Bancorp, Inc. was approved by the directors of Independence Bancorp, Inc. and thereafter duly adopted by the shareholders of Independence Bancorp, Inc. on April 9, 1987.

     4. The number of shares entitled to vote on the proposal to adopt the amendment was 526,043.

     5. The number of shares voting for the amendment was 392,216. The number of shares voting against the amendment was 6,725.

     IN WITNESS WHEREOF, Independence Bancorp, Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this ___ day of February 1988.


                                          INDEPENDENCE BANCORP, INC.



                                          By: /s/ Thomas M. Flynn
                                            ------------------------
                                            Thomas M. Flynn

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                          INDEPENDENCE BANCORP, INC.
                         ----------------------------

     Pursuant to the provisions of Sections 14A:9-2(4) and 14A:9-4(3) of the New Jersey Business Corporation Act, as amended, the undersigned corporation executes the following Certificate of Amendment to its Certificate of
Incorporation:

     1.   The name of the corporation is Independence Bancorp, Inc.

     2. The amendment adopted to the Certificate of Incorporation of Independence Bancorp, Inc. is as follows.

     (a) Article Fifth of the Certificate of Incorporation of Independence Bancorp, Inc. is amended to read as follows:

          FIFTH: The aggregate number of shares which the corporation shall have authority to issue shall be 6,000,000 shares of which 5,000,000 shares shall be common stock with a par value of 1.6675 per share and of which 1,000,000 shares shall be preferred stock without par value. The shares of preferred stock may be divided into and issued from time to time in one or more classes and into series within any class or classes as may be designated by the Board of Directors of the corporation, each such class or series to be distinctly titled and to consist of the number of shares designated by the Board of Directors. All shares of any one class or series of preferred stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one class or series issued at different times may differ as to the dates from which dividends thereon (if any) shall accrue or be cumulative (or both). The designations, preferences, qualifications, limitations, restrictions and special or relative rights (if any) of any class or series of preferred stock may differ from those of any and all other class or series at any time outstanding. The Board of Directors of the corporation is hereby expressly vested with authority, upon issuance of preferred stock authorized hereby which is convertible into any class or series of shares of the corporation, to increase the authorized shares of any class or series to such number as will not be more than sufficient, when added to previously authorized but unissued shares of such class or series, to satisfy the conversion privileges of the convertible shares issued. The Board of Directors of the corporation is hereby expressly vested with authority to fix by resolution the designations, preferences, qualifications, limitations, restrictions and special or relative rights (if any) of the preferred stock and each class or series thereof which may be designated by the Board of Directors, including, but without limiting the generality of the foregoing, the following:

              (a) The voting rights and powers (if any) of the preferred stock and each class or series thereof;

              (b) The rates and times at which, and the terms and conditions on which, dividends (if any) on preferred stock, and each class or series thereof, will be paid, and any dividend preferences or rights of cumulation;

              (c) The rights (if any) of holders of preferred stock, and each such series thereof, to convert the same into, or exchange the same for, shares of other classes (or series of classes) of capital stock of the corporation and the terms and conditions for such conversion or exchange, including, provisions for adjustment of conversion or exchange prices or rates in such events as the Board of Directors shall determine;

              (d) The redemption rights (if any) of the corporation and of the holders of preferred stock and each series thereof, and the times at which, and terms and conditions on which preferred stock and each series thereof may be redeemed; and

              (e) The rights and preferences (if any) of the holders of preferred stock and each series thereof upon the voluntary or involuntary dissolution, liquidation or winding up of the corporation.

     3. The amendment to the Certificate of Incorporation of Independence Bancorp, Inc. was approved by the directors of Independence Bancorp, Inc. and thereafter duly adopted by the shareholders of Independence Bancorp, Inc. on April 27, 1989.

     4. The number of shares entitled to vote on the proposal to adopt the amendments was 1,104,458.

     5. The number of shares voting for the amendment was 675,406. The number of shares voting against the amendment was 25,906.

     IN WITNESS WHEREOF, Independence Bancorp, Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this 25th day of May, 1989.

                                          INDEPENDENCE BANCORP, INC.



                                          By: /s/Thomas M. Flynn
                                              ------------------------
                                              Thomas M. Flynn

                           CERTIFICATE OF AMENDMENT

                                    TO THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                          INDEPENDENCE BANCORP, INC.
                         -----------------------------

     Pursuant to the provisions of Section 14A:7-2 of the New Jersey Statutes, as amended, relating to the issuance of shares in classes and series, and the authority conferred on the Board of Directors by the Certificate of Incorporation to make divisions and determinations with respect to the issuance of shares in classes or series, Independence Bancorp, Inc. executes the following Certificate of Amendment to its Certificate or Incorporation:

     1.  The name of the corporation is Independence Bancorp, Inc.

     2. A copy of the resolution of the Board of Directors required by Section 14A:7-2(3) of the New Jersey Statutes, as amended, setting forth the actions of the Board of Directors and establishing and designating 776,875 shares of Series A 9% Cumulative Convertible Preferred Stock and determining the relative rights, preferences and limitations thereof is attached hereto as Exhibit A.

     3. Said resolution was adopted by a vote of a majority of the directors present at a meeting thereof duly convened and held on August 13, 1992, at which meeting a quorum was at all times present and voting.

     4. The Certificate of Incorporation of Independence Bancorp, Inc. is hereby amended so that the designation and number of shares of Series A Cumulative Convertible Preferred Stock, and the relative rights, preferences and limitations thereof, are as stated in said resolution.

     IN WITNESS WHEREOF, Independence Bancorp, Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this 13 day of August, 1992.

                                 INDEPENDENCE BANCORP, INC.


                                 By: /s/ A. ROGER BOSMA
                                    ---------------------------
                                     A. ROGER BOSMA
                                     President

                                  EXHIBIT "A"

             Resolution of the Board of Directors determining the
              designation and number of the Series A 9% Cumulative
                Convertible Preferred Stock, without par value,
                   and the relative rights, preferences and
                             limitations thereof.

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board") by the provisions of Article Fifth of the Certificate of Incorporation of the Corporation and the provisions of Section 14A:7-2 of the New Jersey Statutes, as amended, the Board hereby creates a series of preferred stock, without par value, and determines the designation and number of shares which constitute such series and the relative rights, preferences and limitations of such series as follows:

     1.  Designation and Number of Shares.  The series of Preferred Stock shall
         --------------------------------
be designated as "Series A 9% Cumulative Convertible Preferred Stock" (hereinafter called "Series A Preferred Stock") and shall consist of a total of 776,875 shares without par value. The stated value of the Series A Preferred Stock shall be $1.00.

     2.  Dividends.  The holders of the Series A Preferred Stock shall be
         ---------
entitled to receive preferential dividends in cash, when, as and if declared by the Board of Directors out of the funds of the Corporation legally available at the time for the payment of dividends, at a rate of $0.72 per share per annum, and no more, payable quarterly on the thirtieth (30th) day of January, April, July and October to holders of record of Series A Preferred Stock at the close of business on the last day of the preceding month, before any dividend or other distribution on any equity securities ranking junior to the Series A Preferred Stock as to the payment of dividends or other distributions ("Junior Stock"); provided, however, that the Board of Directors may, at any time and from time to time, change the payment dates of the Series A Preferred Stock dividend to dates not more than fifteen (15) days before or after those set forth herein, in which event the first dividend payable after each such change in the payment date shall be adjusted accordingly on a daily basis from the dividend payment date last preceding such change. The first dividend payment date of the Series A Preferred Stock shall be January 30, 1993.

     Dividends on each share of Series A Preferred Stock outstanding shall be cumulative and shall accrue, without interest, from the date of issuance of the Series A Preferred Stock, whether or not such dividends shall have been declared and whether or not there shall be any funds of the Corporation legally available for the payment of dividends. The date on which the Corporation shall initially issue a share of Series A Preferred Stock shall be deemed to be the "date of issuance" of such share regardless of the number of times the transfer of such share shall be made on the Corporation's stock transfer records and regardless of the number of certificates which may be issued to evidence such share.

          If, in any dividend period or periods, full dividends (whether past or current) upon the outstanding Series A Preferred Stock at the dividend rate set forth herein shall not have been paid or set apart for payment, then, until such payment is made or set apart, (i) no dividends or other distributions shall be declared and paid or set apart for payment upon any equity securities of the Corporation other than securities which have a dividend payment or other distribution preference superior to the Series A Preferred Stock; (ii) the Corporation and its subsidiaries shall be prohibited from repurchasing, redeeming or otherwise acquiring any of the Corporation's preferred stock ranking on a parity with the Series A Preferred Stock or any of the Corporation's Common Stock ("Common Stock") or any Junior Stock; and (iii) the Corporation shall be prohibited from issuing any preferred stock which ranks superior to or on parity with the Series A Preferred Stock as to the payment of dividends and other distributions. If, at any time, the Corporation shall pay less than the total amount of dividends then payable on the then-outstanding Series A Preferred Stock and on any then-outstanding class or series of stock of the Corporation which ranks on a parity with the Series A Preferred Stock as to the payment of dividends and other distributions ("Parity Stock"), the aggregate payment to all holders of Series A Preferred Stock and to all holders of Parity Stock shall be distributed among all such holders so that an amount ratably in proportion to the respective annual dividend rates fixed thereon shall be paid with respect each outstanding share of Series A Preferred Stock and Parity Stock.

          Holders of the Series A Preferred Stock shall not be entitled to participate in any dividends or other distributions (cash, stock or otherwise) declared or paid on or with respect to any Common Stock, Junior Stock or any other class of stock or equity security of the Corporation or any series of any such class.

     3. Liquidation. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after all creditors of the Corporation shall have been paid in full, the holders of the outstanding Series A Preferred Stock shall be entitled to receive an amount equal to $8.00 per share plus all accrued and unpaid dividends thereon (whether or not such dividends shall have been declared and whether or not there shall be any funds legally available for the payment of dividends), without interest, and no more, to the date fixed for payment of such distributive amount before any distribution of assets shall be made to the holders of any Common

Stock or Junior Stock. If, upon any dissolution, liquidation or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Series A Preferred Stock and Parity Stock the full amounts to which they respectively shall be entitled, the holders of each such stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of such stock upon such distribution if all amounts payable on or with respect to all stock were paid in full.

       Neither consolidation or merger of the Corporation with any corporation, nor the sale of all or part of the Corporation's assets for cash, securities or other property, nor the purchase or redemption by the Corporation of any class of stock permitted by the Certificate of Incorporation or any amendment thereof, shall be deemed a liquidation, dissolution or winding up of the Corporation. Holders of the Series A Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this paragraph 3. Nothing contained herein shall be deemed to prevent the redemption or purchase of the Series A Preferred Stock permitted by paragraph 4 herein, the conversion of the Series A Preferred Stock pursuant to paragraph 5 herein or the exercise of the Common Stock Purchase Rights pursuant to paragraph 6 herein prior to liquidation, dissolution or winding up.

    4. Redemption.  The shares of Series A Preferred Stock shall be redeemable
       ----------
at the option of the Corporation, in whole or in part, at any time or from time to time, upon payment of the respective redemption price set forth herein (the "Redemption Price"); provided, however, that such shares shall not be redeemable prior to October 31, 1995, unless the last sale price of the Common Stock as reported on NASDAQ National Market System (or the average of closing bid and asked quotations of the Common Stock if the principal market for the Common Stock is at that time a market for which the last sale price is not reported) shall have equaled or exceeded 140% of the conversion price then in effect for at least 20 trading days during a 30 trading day period ending within 5 days prior to the date notice of redemption is given. As used in this paragraph 4, the term "conversion price" shall mean the quotient obtained by dividing $8.00 by the conversion rate then in effect as determined in accordance with paragraph 5 and the term "trading day" shall mean a calendar day on which both securities markets in the United States are generally open and a last sale price of the Common Stock is reported on the NASDAQ National Market System (or a closing bid and asked quotation of the Common Stock is reported if the principal market for the Common Stock is at that time a market for which the last sale price is not reported.)

If redeemed in the
12-month period                            Then the Redemption
beginning October 31,                          Price shall be
- ---------------------                      -------------------
     1992                                     $ 9.20
     1993                                       8.90
     1994                                       8.60
     1995                                       8.30
     1996 and thereafter                        8.00


plus in each case an amount equal to the accumulated and unpaid dividends thereon (whether or not such dividends shall have been declared and whether or not there shall be any funds legally available for the payment of dividends), to and including the date fixed for redemption; provided, however, that less than all of the Series A Preferred Stock then outstanding may be redeemed only after full cumulative dividends to the end of the then current dividend period upon all shares of Series A Preferred Stock and Parity Stock then outstanding (other than the shares to be redeemed) shall have been paid or declared and set aside for payment.

     In the event that the Corporation shall determine to redeem less than all of the outstanding shares of Series A Preferred Stock, the method by which the shares of Series A Preferred Stock are to be redeemed may be by lot, pro rata or any other means which the Board of Directors shall determine to be equitable, and the Certificate of the Secretary of the Corporation filed with the Corporation or with the transfer agent for the Series A Preferred Stock to be redeemed setting forth the determination of the Board of Directors shall be conclusive as to the shares redeemed and the method by which they were determined.

     Notice of any proposed redemption of Series A Preferred Stock shall be given by the Corporation by first class mail, postage prepaid, at least thirty
(30) days and not more than sixty (60) days prior to the date fixed for such redemption, to the holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses appearing on the books of the Corporation. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock. If less than all of the shares of Series A Preferred Stock owned by a holder are to be redeemed, the notice shall also specify the number of shares and the certificate numbers thereof which are to be redeemed.

     On and after the date fixed in any notice of redemption as the date of redemption (unless default shall be made by the Corporation in providing money for the payment of the aggregate Redemption Price and any accrued and unpaid dividends of the shares of Series A Preferred Stock to be redeemed), or if the Corporation shall so elect, on and after the date (which date shall be the date of redemption or prior thereto) on which the Corporation shall deposit, separate and apart from its other funds in trust for the pro rata benefit of the holders of the Series A Preferred Stock so called for redemption so as to be and continue to be available therefor, with a bank or trust company (other than a subsidiary of the Corporation) doing business in the State of New Jersey or the Commonwealth of Pennsylvania, as "Paying Agent", money sufficient in amount to pay, at the office of the Paying Agent on the redemption date, the aggregate Redemption Price of the shares of Series A Preferred Stock to be redeemed and any accrued and unpaid dividends thereon to date of redemption (provided the notice of redemption shall state the name and address of the Paying Agent and the intention of the Corporation to deposit said money on or before the date of redemption with the Paying Agent), all dividends on the Series A Preferred Stock called for redemption shall cease to accrue as of the date of redemption, and, notwithstanding that any certificate for shares of Series A Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as shareholders of the Corporation (including without limitation the Common Stock Purchase Rights pursuant to paragraph 6 herein) shall cease and terminate, except the right to receive from the Corporation or Paying Agent, as the case may be, the Redemption Price and any accrued and unpaid dividends as provided herein and the right to convert or exchange shares thereof for shares of the Common Stock pursuant to paragraph 5 herein, which right of conversion or exchange shall terminate on the date of redemption and the right to exercise the Common Stock Purchase Rights pursuant to paragraph 6 herein, which right to purchase Common Stock shall terminate on the date of redemption. At any time on or after the redemption date, or if the Corporation shall deposit the money for such redemption prior to the redemption date, then at any time on or after the date of deposit, the respective holders of record of the Series A Preferred Stock to be redeemed shall be entitled to receive the Redemption Price plus any accrued and unpaid dividends upon actual delivery to the Corporation or the Paying Agent, as the case may be, of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank. Any money deposited with the Paying Agent which remains unclaimed by the holders of shares of Series A Preferred Stock called for redemption at the end of five (5) full calendar years after the redemption date shall be paid by the Paying Agent to the Corporation, and thereafter the holders of the shares of the

Series A Preferred Stock called for redemption shall look only to the Corporation for payment.

     5.   Conversion.
          ----------

          (a) The Series A Preferred Stock shall, at any time, be convertible at the option of the respective holders thereof at the office of the Corporation or, if the Corporation has a transfer agent for the Series A Preferred Stock, at the office of such transfer agent, into fully paid and nonassessable shares of Common Stock at the rate of one share of Common Stock for each share of Series A Preferred Stock surrendered for conversion; provided, however, that in the case of a call for redemption of any shares of the Series A Preferred Stock, the rights of a holder to convert pursuant to this paragraph 5 shall cease, as to the shares designated for redemption, at the close of business on the date fixed for such redemption; provided further, that in the event of default in payment of the aggregate Redemption Price and any accrued (including, without limitation, dividends declared and set apart for payment but not paid) and unpaid dividends of the shares of Series A Preferred Stock called for redemption, the right of a holder to convert pursuant to this paragraph 5 shall be reinstated. Upon conversion by a holder pursuant to this paragraph 5, the Corporation shall make no payment or adjustment on account of dividends accrued (including, without limitation, dividends declared and set apart for payment but not paid) or in arrears on the shares of the Series A Preferred Stock surrendered for such conversion.

          (b) Each conversion of a share or shares of Series A Preferred Stock shall be effected by surrender of the certificate or certificates representing the shares to be converted, duly endorsed to the Corporation or in blank (and if requested by the Corporation or transfer agent, with all signatures guaranteed), at the principal office of the Corporation or transfer agent (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Preferred Stock) at any time during its usual business hours, together with written notice to the Corporation or the transfer agent that the holder elects to convert the shares or a stated number of shares, represented by such certificate or certificates, which notice shall state the name or names (with addresses) in which the holder wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver by registered or certified mail, addressed to the person for whose account surrender of the share or shares of Series A Preferred Stock was made at such person's last known address according to the records of the Corporation, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled, together with a cash adjustment in respect of any fraction of a share as provided in clause (vii) of subparagraph (c) hereof if not convertible into a number of whole shares. Conversion shall be deemed to have been made as of the date of surrender of the share or shares of Series A Preferred Stock to be converted and of notice to the Corporation or the transfer agent, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. Unless otherwise required by law, the stock transfer books of the Corporation for the Series A Preferred Stock shall not be closed at any time so long as any of the shares of Series A Preferred Stock are outstanding, but this shall not prevent the fixing of a record date.

          (c) The number of shares of Common Stock into which the shares of Series A Preferred Stock shall be convertible shall be subject to adjustment as follows:

               (i) In case the Corporation shall (A) declare a dividend on its Common Stock in shares of its capital stock, (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue, by reclassification of its shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), any shares of stock of the Corporation, the conversion rate in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Series A Preferred Stock surrendered for conversion after such date shall be entitled to receive upon the conversion of such shares, the number and kind of shares which he would have owned or have been entitled to receive after the happening of any of the events described herein had such Series A Preferred Stock been converted immediately prior to such date. Such adjustment shall be made successively whenever any event listed above shall occur.

               (ii) In case the Corporation shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in clause (iv) below) on such record date, the number of shares of Common Stock into which each share of Series A Preferred Stock shall be convertible after such record date shall be determined by multiplying the number of shares of Common Stock into which each such share of Series A Preferred Stock was convertible immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common

Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such current market price. For the purpose of this clause (ii), the issuance of rights or warrants to subscribe for or to purchase stock or securities convertible into shares of Common Stock shall be deemed to be the issuance of rights or warrants to purchase the shares of Common Stock into which such stock or securities are convertible at an aggregate offering price of such stock or securities plus the minimum aggregate amount (if any) payable upon the conversion of such stock or securities into Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the conversion rate shall again be adjusted to be the conversion rate which would then be in effect if such record date had not been fixed. Notwithstanding the above, the granting of options or rights pursuant to an employee benefit plan adopted by the Board of Directors of the Corporation shall not constitute an event requiring an adjustment under this subparagraph (c).

       (iii) In case the Corporation shall fix a record date for the making of a distribution to holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation, but excluding any such distribution made in connection with the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary), which distribution is not made ratably to the holders of the Series A Preferred Stock, of evidences of its indebtedness or assets (excluding cash dividends to the extent payable as such under applicable law) or subscription rights or warrants (excluding those referred to in clause
(ii) above) and the aggregate fair market value of such evidences of indebtedness or assets or subscription rights or warrants on such record date is greater than the consideration received therefore, the number of shares of Common Stock into which each share of Series A Preferred Stock shall be convertible after such record date be determined by multiplying the number of shares of Common Stock into which each such share of Series A Preferred Stock was convertible immediately prior to such record date by a fraction, of which the numerator shall be the current market value per share of Common Stock on such record date, and of which the denominator shall be such current market value per share of Common Stock plus the consideration (if any) paid by the holder of the Common Stock for such portion of the assets or evidences of indebtedness distributed or subscription rights or warrants applicable to one share of Common Stock less the fair market value of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the conversion rate shall again be adjusted to be the conversion rate which would then be in effect if such record date had not been fixed.

     (iv) For the purpose of any computation under clauses (ii) and (iii) above and clause (vii) below, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for such stock for fifteen consecutive trading days commencing twenty trading days before the date of such computation. The closing price for the Common Stock for a day shall be the closing price as reported in a national edition of the Wall Street Journal
                                                           -------------------
or, in case no reported sale takes place on such day, the average of the closing bid and asked prices for such day quoted in a national edition of the Wall
                                                                      ----
Street Journal, in each case on the principal national securities exchange on
- -------------
which shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices for the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system. In the absence of one or more such quotations for a day, the Corporation shall determine the closing price for such day on the basis of such quotations as it considers appropriate.

     (v) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this clause (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subparagraph (c) shall be made to the nearest one-hundredth of a share.

     (vi) For the purposes of this subparagraph (c), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of initial issuance of Series A Preferred Stock or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If, at any time, as a result of an adjustment made pursuant to clause (i) above, the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of its Common Stock, the number of such other shares so receivable upon conversion of any share of Series A Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in clauses (i) through (v), inclusive, above, and the provisions of clauses
     (vii) and (viii) inclusive, below, with respect to the Common Stock shall apply on like terms to any such other shares.

          (vii) No fractional shares of Common Stock shall be issued upon conversion. In lieu of the issuance of fractional shares, a cash adjustment will be paid to each holder of Series A Preferred Stock in respect of any fraction of a share to which such holder becomes entitled pursuant to this paragraph 5, which cash adjustment shall be equal to an amount determined by multiplying such fraction by the current market price as of the date of conversion (as defined in clause (iv) above) for a share of Common Stock).

          (viii) In case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation (other than a consolidation or merger in which the Corporation is the continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, the holder of each share of Series A Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property and other consideration receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or transfer.

          (ix) If any event occurs of the type contemplated by the provisions of this subparagraph (c) which is not expressly provided for or adequately covered by such provisions, then the Board of Directors will make an appropriate adjustment in the conversion rate so as to protect the rights of the holders of the Series A Preferred Stock. The Corporation may make such adjustments in the conversion rate, in addition to those required above, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (x) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, the full number of shares of Common Stock deliverable upon conversion of all shares of the Series A Preferred Stock from time to time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of New Jersey, increase the authorized number of shares of its Common Stock if at any time the number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all the then outstanding Series A Preferred Stock.

             (xi) Whenever the number of shares of Common Stock deliverable upon the conversion of each share of Series A Preferred Stock shall be adjusted pursuant to the provisions of this subparagraph (c), the Corporation shall promptly, (A) make available at the principal office of the Corporation or transfer agent a statement, signed by the Chairman of the Board or the President or a Vice-President of the Corporation, setting forth, in reasonable detail, the adjustment and the method of calculation and the facts requiring such adjustment, and (B) mail to all holders of shares of Series A Preferred Stock, at their last addresses as they shall appear upon the books of the Corporation, a notice of such adjustment which sets forth the adjusted number of shares of Common Stock deliverable upon the conversion of each share of Series A Preferred Stock.

          (d) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of the Series A Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that in which the shares of the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     6.  Common Stock Purchase Rights.
         ----------------------------

         (a) Each full share of Series A Preferred Stock shall entitle the holder thereof, subject to the provisions of this paragraph 6, to purchase one fully paid and non-assessable share of Common Stock (the "Common Stock Purchase Right") at the "Rights Purchase Price" specified in this paragraph 6 on or prior to 5:00 p.m., New York time on October 31, 1997 (the "Expiration Date"); provided however that in the case of a call for redemption pursuant to paragraph 4 herein of any shares of the Series A Preferred Stock the rights of a holder to purchase Common Stock pursuant to this paragraph 6 shall cease, as to the shares designated for redemption, at the close of business on the date fixed for such redemption; provided further, that in the event of a default in the payment of the aggregate Redemption Price of the shares of Series A Preferred Stock called for redemption, the right of a holder to purchase Common Stock pursuant to this paragraph 6 shall be reinstated; provided further, that upon conversion by a holder of Series A Preferred Stock pursuant to paragraph 5 herein the rights of the holder to purchase Common Stock pursuant to this paragraph 6 shall cease as to the shares designed for conversion at the close of business on the date a share or shares of Series A Preferred Stock are surrendered for conversion as provided in paragraph 5 herein. Any Common Stock Purchase Right not exercised prior to the earlier of the Expiration Date, the redemption date (as defined in paragraph 4 herein) or the conversion date (as defined in paragraph 5 herein) shall be void and all Common Stock Purchase Rights hereunder and all Common Stock Purchase Rights in respect thereof under this paragraph 6 shall cease at the end of such period. Subject to adjustment and change as provided in this paragraph 6, the "Rights Purchase Price" shall be $9.60 per share of Common Stock. The Rights Purchase Price shall be payable upon the exercise of a Common Stock Purchase Right pursuant to this paragraph 6, in either cash, cashier's check, certified check, bank draft, or postal or express money order, payable in United States dollars, to the order of the Corporation.

          (b) The Common Stock Purchase Rights shall be evidenced only by a legended Series A Preferred Stock Certificate which may be combined, exchanged or transferred upon the records of the Corporation (or if the Corporation has a transfer agent, the records of the Corporation's transfer agent) only with the Series A Preferred Stock and the Common Stock Purchase Rights may not be split up, combined, exchange or transferred separately upon said records. Each Series A Preferred Stock certificate shall bear a legend in the following form:

          "This Certificate evidencing Series A Preferred Stock entitles the holder thereof to the Common Stock Purchase Rights set forth in the terms and conditions of the Series A Preferred Stock which Common Stock Purchase Right may be combined, exchanged or transferred only with the shares of Series A Preferred Stock evidenced hereby and such Common Stock Purchase Rights may not be split up, combined, exchanged or transferred separately from the shares of Series A Preferred Stock evidenced hereby."


In the event any Common Stock Purchase Rights are exercised prior to their expiration, the related Series A Preferred Stock Certificate shall bear an appropriate legend evidencing the fact that such shares of Series A Preferred Stock do not entitle the holder thereof to the Common Stock Purchase Rights granted pursuant to this paragraph 6.

          (c) An exercise of a Common Stock Purchase Right shall be effected by the surrender of the Series A Preferred Stock Certificate or Certificates representing the Common Stock Purchase Rights to be exercised, duly endorsed to the Corporation or in blank (and if requested by the Corporation or transfer agent, with all signatures guaranteed), together with the full Rights Purchase Price at the principal office of the Corporation or transfer agent (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Preferred Stock) at any time during its usual business hours, together with written notice to the Corporation or the transfer agent that the holder elects to exercise the Common Stock Purchase Rights and the number of shares of Common Stock desired to be purchased, which notice shall state the name or names (with addresses) in which the holder wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver by registered or certified mail, addressed to the person for whose account surrender of the share or shares of Series A Preferred Stock was made at such person's last known address according to the records of the Corporation, or to his nominee or nominees, certificates for the number of full shares of Series A Preferred Stock appropriately legended and Common Stock to which he shall be entitled herein, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided herein if any Common Stock Purchase Rights are not exercisable into a number of whole shares of Common Stock. Exercise of Common Stock Purchase Rights shall be deemed to have been made as of the date of surrender of the share or shares of Series A Preferred Stock together with the full Rights Purchase Price and of notice to the Corporation or the transfer agent, and the person or persons entitled to receive the Common Stock issuable upon exercise shall be treated for all purposes as the record holder or holders of such Common Stock on such date. Unless otherwise required by law, the stock transfer book of the Corporation for the Series A Preferred Stock and Common Stock shall not be closed at any time so long as any of the shares of Series A Preferred Stock are outstanding, but this shall not prevent the fixing of a record date.

          (d) The Rights Purchase Price and number of shares of Common Stock issuable upon exercise of the Common Stock Purchase Rights shall be subject to adjustment as follows:

               (i)  If the Corporation:

                    (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                 (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                 (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                 (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                 (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Rights Purchase Price in effect immediately prior to such action shall be proportionately adjusted (in conjunction with the adjustment provided for in subparagraph (vii) hereof) so that the holder of any Common Stock Purchase Right thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Corporation which he would have owned immediately following such action if such Common Stock Purchase Right had been exercised immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If after an adjustment a holder of a Common Stock Purchase Right upon exercise of it may receive shares of two or more classes of capital stock of the Corporation, the Corporation's Independent Public Accountants shall determine the allocation of the adjusted Rights Purchase Price between the classes of capital stock. After such allocation, the exercise privilege and the Right Purchase Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this subparagraph 6(d).

     Such adjustment shall be made successively whenever any event listed above shall occur.

          (ii) If the Corporation distributes any rights, options or warrants to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Rights Purchase Price shall be adjusted in accordance with the formula:

                                    O + N x P
                                        -----
                            E'= E  x      M
                                    ---------
                                        O + N
where:

     E'  =  the adjusted Rights Purchase Price.

     E   =  the current Rights Purchase Price.

     O   =  the number of shares of Common
            Stock outstanding on the record
            date.

     N   =  the number of additional shares of
            Common Stock offered.

     P   =  the offering price per share of the
            additional shares.

     M   =  the current market price per share
            of Common Stock on the record date.

     The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, options or warrants.

          (iii) If the Corporation distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Corporation, the Rights Purchase Price shall be adjusted in accordance with the formula:

                             E'  =  E  x  M  -  F
                                          -------
                                             M

where:

     E'  =  the adjusted Rights Purchase Price.

     E   =  the current Rights Purchase Price.

     M   =  the current market price per share
            of Common Stock on the record date
            mentioned below.

     F   =  the fair market value on the record
            date of the assets, securities,
            rights or warrants applicable to
            one share of Common Stock.  The
            Corporation's Independent Public
            Accountants shall determine the
            fair market value.

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

     This subparagraph (iii) does not apply to cash dividends paid out of consolidated current or retained earnings as shown on the books of the Corporation prepared in accordance with generally accepted accounting principles consistently applied. Also, this subparagraph does not apply to rights, options or warrants referred to in subparagraph (ii) of this paragraph 6(d).

          (iv) If the Corporation issues shares of Common Stock for a consideration per share less than the current market price per share on the date the Corporation fixes the offering price of such additional shares, the Rights Purchase Price shall be adjusted in accordance with the formula:

                                                P
                                                -
                                   E' = E x O + M
                                            -----
                                              A

where:

     E' = the adjusted Rights Purchase Price.

     E  = the current Rights Purchase Price.

     O = the number of shares outstanding immediately prior to the issuance of such additional shares.

     P = the aggregate consideration received for the issuance of such additional shares.

     M = the current market price per share on the date of issuance of such additional shares.

     A = the number of shares outstanding immediately after the issuance of such additional shares.

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

     This subparagraph (iv) does not apply to:

          (1) any of the transactions described in subparagraphs (ii) and (iii) of this paragraph 6(d);

          (2) the exercise of Common Stock Purchase Rights, or the conversion or exchange of other securities convertible or exchangeable for Common Stock;

          (3) Common Stock issued to shareholders of any person which mergers into the Corporation in proportion to their stock holdings of such person immediately prior to such merger, upon such merger;

          (4) Common Stock issued or sold upon the exercise of options granted or to be granted to employees of the Corporation;

          (5) Common Stock issued upon the conversion of the Series A Preferred Stock; or

          (6) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting.

     (v) If the Corporation issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subparagraphs (ii) and (iii) of this paragraph 6(d)) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share on the date of issuance of such securities, the Rights Purchase Price shall be adjusted in accordance with this formula:

                                                P
                                                -
                             E'  =  E  x  O  +  M
                                          -------
                                          O  +  D

where:

     E'  =  the adjusted Rights Purchase Price.

     E   =  the then current Rights Purchase Price.

     O   =  the number of shares outstanding
            immediately prior to the issuance
            of such securities.

     P   =  the aggregate consideration
            received for the issuance of such
            securities.

     M   =  the current market price per share
            on the date of issuance of such
            securities.

     D   =  the maximum number of shares
            deliverable upon conversion or in
            exchange for such securities at the
            initial conversion or exchange
            rate.

     The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

     This subparagraph (v) does not apply to:

     (1) convertible securities issued to shareholders of any person which mergers into the Corporation, or with a subsidiary of the Corporation, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger; or

     (2) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting.

          (vi) For purposes of any computation respecting consideration received pursuant to subparagraphs (iv) and (v) of this paragraph 6(d), the following shall apply:

     (1) in case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith;

     (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Corporation's Independent Public Accountants (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a report of the Corporation's Independent Public Accountant which shall be filed with the Corporation; and

     (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Corporation for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Corporation upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subparagraph).

          (vii) Upon each adjustment of the Rights Purchase Price pursuant to this paragraph 6(d), each Common Stock Purchase Right outstanding prior to the making of the adjustment in the Rights Purchase Price shall thereafter evidence the right to receive upon payment of the adjusted Rights Purchase Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                  N' = N x  E
                                           ---
                                            E'

where:

     N' = the adjusted number of shares of Common
          Stock issuable upon exercise of a Common
          Stock Purchase Right by payment of the
          adjusted Rights Purchase Price.

     N = the number of shares of Common Stock previously issuable upon exercise of a Common Stock Purchase Right by payment of the Rights Purchase Price prior to adjustment.

     E' = the adjusted Rights Purchase Price.

     E  = the Rights Purchase Price prior to adjustment.

          (viii) For the purpose of any computation under subparagraphs (i) through (v) above and subparagraph (xi) below, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for such stock for fifteen consecutive trading days commencing twenty trading days before the date of such computation. The closing price for the Common Stock for a day shall be the closing price as reported in a national edition of the Wall Street Journal or, in case no reported sale takes place on
               -------------------
such day, the average of the closing bid and asked prices for such day quoted in a national edition of the Wall Street Journal, in each case on the principal
                          -------------------
national securities exchange on which shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices for the Common stock in the over-the-counter market as reported by NASDAQ or any comparable system. In the absence of one or more such quotations for a day, the Corporation shall determine the closing price for such day on the basis of such quotations as it considers appropriate.

          (ix) Anything in this subparagraph (d) to the contrary notwithstanding, no adjustment of the Rights Purchase Price shall be required unless such adjustment would require an increase or decrease of at least $.10 per share; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Corporation be obligated to issue fractional shares upon the exercise of any Common Stock Purchase Rights.

          (x) For the purpose of this subparagraph (d), the term "Common Stock" shall mean (a) the class of stock designated as the Common stock of the Corporation at the date of initial issuance of the Series A Preferred Stock or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If, at any time, as a result of an adjustment made pursuant to subparagraph (i) above, the holder of any share of Series A Preferred Stock thereafter surrendered for exercise of a Common Stock Purchase Right shall become entitled to receive any shares of the Corporation other than shares of its Common Stock, the number of such other shares so receivable upon exercise of a Common Stock Purchase Right with respect to any share of Series A Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in clauses (i) through (v), inclusive, above, and the provisions of clauses (xi) and (xii) inclusive, below.

          (xi) No fractional shares of Common Stock shall be issued upon exercise of the Common Stock Purchase Rights. In lieu of the issuance of fractional shares, a cash adjustment will be paid to each holder of Series A Preferred Stock in respect of any fraction of a share to which such holder becomes entitled pursuant to this paragraph 6, which cash adjustment shall be equal to an amount determined by multiplying such fraction by the current market price (as defined in subparagraph (viii) above) for a share of Common Stock.

          (xii) If any capital reorganization or reclassification of the capital stock of Corporation, or consolidation or merger of Corporation with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of each Common Stock Purchase Right then outstanding shall thereafter have the right to purchase and receive on exercise of such Common Stock Purchase Right upon the basis and upon the terms and conditions specified in this paragraph 6 and in lieu of the shares of the Common Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of such Common Stock Purchase Right, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of such Common Stock Purchase Right had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of the Common Stock Purchase Rights to the end that the provisions of this paragraph 6 (including, without limitation, provisions for adjustment of the Rights Purchase Price and of the number of shares issuable upon the exercise of Common Stock Purchase Rights) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Common Stock Purchase Rights. The Corporation shall not effect any such consolidation, merger or sale, unless, prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the holder of each Common Stock Purchase Right such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.

          (xiii) If any event occurs of the type contemplated by the provisions of this subparagraph (d) which is not expressly provided for or adequately covered by such provisions, then the Board of Directors will make an appropriate adjustment in the Rights Purchase Price and the number of shares issuable upon the exercise of Common Stock Purchase Rights so as to protect the rights of the holders of the Series A Preferred Stock. The Corporation may make such adjustments in the Rights Purchase Price and the number of shares issuable upon the exercise of Common Stock Purchase Rights, in addition to those required above, as it considers to be advisable in order than any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (xiv) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the issuance of the shares of Common Stock upon the exercise of Common Stock Purchase Rights, the full number of shares of Common Stock deliverable upon exercise of all Common Stock Purchase Rights from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of New Jersey, increase the authorized number of shares of its Common Stock if at any time the number of shares of Common Stock remaining unissued shall not be sufficient to permit the exercise of all the then outstanding Common Stock Purchase Rights.

          (e) The Corporation shall have the option to change the Rights Purchase Price, at any time and from time to time by decreasing (any number of times) the Rights Purchase Price then in effect, for such period or periods of time as the Corporation may determine; provided, however, that the Rights Purchase Price then in effect may not be decreased to a price more than $3.00 lower than the Rights Purchase Price which would have been in effect had there been no prior decrease in the Rights Purchase Price pursuant to this subparagraph (e). For the purposes of this subparagraph (e), the following provisions (i) to (iv) shall be applicable:

               (i) The election of the Corporation to decrease the Rights Purchase Price shall be evidenced by a resolution of Corporation's Board of Directors, certified by the Secretary or any Assistant Secretary of Corporation. Such resolution shall specify the amount of such decrease, the effective date of such decrease (herein called the ``Effective Date'') and the date such decrease is to terminate.

               (ii) The Corporation shall prepare and deliver to its Transfer Agent, at least 50 days prior to the Effective Date of such decrease in the Rights Purchase Price, a notice (herein called ``Notice of Change'') stating:

                    (1)  The Rights Purchase Price then in effect,
                    (2)  The amount of such decrease,
                    (3)  The Effective Date, and
                    (4)  The date such decrease in the Rights
                         Purchase Price is to terminate.

               (iii) The Corporation or its transfer agent shall, not less than 40 days prior to the Effective Date, mail a copy of the Notice of Change by first class mail, postage prepaid, to each registered holder of Series A Preferred Stock.

               (iv) No adjustment (or readjustment) in the Rights Purchase Price pursuant to the provisions of subparagraph (d) of this paragraph 6 shall cause any adjustment in the $3.00 maximum amount by which the Rights

     Purchase Price may be decreased pursuant to the provisions of this subparagraph (e) of paragraph 6.

          (f) The Corporation may retain the independent public accounting firm regularly retained by the Corporation, or another firm of independent public accountants selected by the Corporation's Board of Directors, to make any computation required under this paragraph 6, and a Certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this paragraph 6.

          (g) Whenever there is an adjustment in the Rights Purchase Price or in the number or kind of securities issuable upon exercise of the Common Stock Purchase Rights, or both, as provided in this paragraph 6, the Corporation shall (a) promptly file with the transfer agent a certificate signed by the Chairman of the Board, President or a Vice President of the Corporation and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, showing in detail the facts requiring such adjustment and the Rights Purchase Price, and number and kind of securities issuable upon exercise of each Common Stock Purchase Right after such adjustment; and (b) cause a notice stating that such adjustment has been effected and stating the Rights Purchase Price then in effect and the number and kind of securities issuable upon exercise of each Common Stock Purchase Right to be sent by first class mail, postage prepaid, to each registered holder of Series A Preferred Stock at his address as it appears on the Series A Preferred Stock Register. The transfer agent shall have no duty with respect to any such certificate filed with it except to keep the same on file and available for inspection by registered holders of Series A Preferred Stock during reasonable business hours. The transfer agent shall not at any time be under any duty or responsibility to any holder of Series A Preferred Stock to determine whether any facts exist which may require any adjustment of the Rights Purchase Price or the number or kind of securities issuable upon the exercise of Common Stock Purchase Rights, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making any such adjustment, and shall not be deemed to have knowledge of any adjustment unless and until it receives a certificate of the Corporation.

          (h) If more than one Series A Preferred Stock Certificate shall be surrendered for exercise of the Common Stock Purchase Rights represented thereby at any one time by the same registered holder, the number of shares of Common Stock which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock issuable on such exercise.

          (i) Nothing contained in this paragraph 6 shall be construed as conferring upon the holders of the Common Stock Purchase Rights, in such capacity, the right to vote or to consent or to receive notice as shareholders of Common Stock in respect of the meetings of shareholders or the election of Directors of the Corporation or any other matter or any rights whatsoever as shareholders of Common Stock of the Corporation.

          (j) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of a Common Stock Purchase Right pursuant hereto. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that in which the shares of the Series A Preferred Stock were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     7.   Voting Rights.
          -------------

          (a) Except as otherwise set forth in this resolution and except in statutory proceedings in which, and then only to the extent to which, their vote is at the time required by law, the holders of shares of Series A Preferred Stock shall have no right to vote at, to participate in, or to receive any notice of any meeting of the shareholders of the Corporation. On any matter on which the holders of Series A Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

          (b) If and whenever full cumulative dividends on the Series A Preferred Stock shall be in default for six non-consecutive quarterly dividend periods or more, or four consecutive quarterly dividend periods or more, the holders of Series A Preferred Stock shall be entitled to notice of all meetings of the shareholders of the Corporation and to full voting rights (together with holders of Common Stock but not as separate class unless otherwise required by law) at all meetings and on all matters including, without limitation, the election of directors of the Corporation, and each holder of shares of Series A Preferred Stock shall be entitled to one vote for each full share of Common Stock into which the aggregate number of shares of Series A Preferred Stock are convertible as of the record date for such vote. At such time as all defaults in such dividends shall have been cured and the dividend on the Series A Preferred Stock for the then current quarterly dividend period shall have been declared and paid or set apart for payment, all voting rights of the Series A Preferred Stock granted by this subparagraph (b) shall terminate.

          (c) So long as any of the Series A Preferred Stock remains outstanding, the Corporation will not, either directly or through merger or consolidation with any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least sixty-six and two thirds percent (662/3%) in number of the shares of the Series A Preferred Stock then outstanding voting as a class:

               (i) amend, alter or repeal any of the preferences, special rights or powers of the shares of Series A Preferred Stock or any of the provisions of the Certificate of Incorporation so as to affect them adversely,

               (ii) authorize any reclassification of the Series A Preferred Stock, or

               (iii) issue any class or classes of the equity securities of the Corporation which have a dividend payment or liquidation payment preference equal or superior to the Series A Preferred Stock (including by means of the reissuance of shares reacquired by the Corporation by repurchase, redemption or upon conversion).

     8.   Reissuance of Shares.  Shares of Series A Preferred Stock which have
          --------------------
been redeemed or purchased, or which have been converted into shares of Common Stock or shares of stock of any other class or classes, shall have the status of authorized and unissued shares of preferred stock and may be reissued as part of the series of which they were originally a part or may be reissued as part of a new series of the preferred stock to be created by resolution or resolutions of the Board or as part of any other series of preferred stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board providing for the issue of any series of preferred stock.

          I, The Secretary of State of the State of New Jersey, DO HEREBY CERTIFY that the foregoing is a true copy of CERTIFICATE OF Amendment and the endorsements thereon, as the same is taken from and compared with the original filed in my office on the 13th day of October, A.D. 1992 and now remaining on file and of record therein.

                        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this day 16th of October, A.D. 1992

                        SECRETARY OF STATE

                              STATE OF NEW JERSEY


                                    [SEAL]



                             Department of State.


     I, the Secretary of State of the State of New Jersey, do hereby Certify that the foregoing is a true copy of
                                     ---------------------------------------

Certificate of Incorporation and Amendments thereto of:
- ----------------------------------------------------------------------------

INDEPENDENCE BANCORP, INC.
- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------

                           CERTIFICATE OF AMENDMENT

                                    TO THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                          INDEPENDENCE BANCORP, INC.
                          -------------------------

     Pursuant to the provisions of Section 14A:7-2 of the New Jersey Statutes, as amended, relating to the issuance of shares in classes and series, and the authority conferred on the Board of Directors by the Certificate of Incorporation to make divisions and determinations with respect to the issuance of shares in classes or series, Independence Bancorp, Inc. executes the following certificate of Amendment to its Certificate of Incorporation:

     1.  The name of the corporation is Independence Bancorp, Inc.

     2. A copy of the resolution of the Board of Directors required by Section 14A:7-2 (3) of the New Jersey Statutes, as amended, setting forth the actions of the Board of Directors and establishing and designating 217,500 shares of Series B Non-Convertible Preferred Stock and determining the relative rights, preferences and limitations thereof is attached hereto as Exhibit A.

     3. Said resolution was adopted by a vote of a majority of the directors present at a meeting thereof duly convened and held on March 9, 1995, at which meeting a quorum was at all times present and voting.

     4. The Certificate of Incorporation of Independence Bancorp, Inc. is hereby amended so that the designation and number of shares of Series B Non-Convertible Preferred Stock, and the relative rights, preferences and limitations thereof, are as stated in said resolution.

     IN WITNESS WHEREOF, Independence Bancorp, Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this 24th day of March, 1995.

                                       INDEPENDENCE BANCORP, INC.



                                       By: /s/ A. Roger Bosma
                                          ------------------------
                                               A. Roger Bosma
                                                  President

                                  EXHIBIT "A"

             Resolution of the Board of Directors determining the
                    designation and number of the Series B
              Non-Convertible Preferred Stock, without par value,
                   and the relative rights, preferences and
                             limitations thereof.

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board") by the provisions of Article Fifth of the Certificate of Incorporation of the Corporation and the provisions of Section 14A:7-2 of the New Jersey Statutes, as amended, the Board hereby creates a series of preferred stock, without par value, and determines the designation and number of shares which constitute such series and the relative rights, preferences and limitations of such series as follows:

     1.  Designation and Number of Shares.  The series of Preferred Stock shall
         --------------------------------
be designated as "Series B Non-Convertible Preferred Stock" (hereinafter called "Series B Preferred Stock") and shall consist of a total of 217,500 shares without par value. The stated value of the Series B Preferred Stock shall be $1.00.

     2.  Dividends.  The holders of the Series B Preferred Stock shall be
         ---------
entitled to receive nonpreferential dividends in cash, when, as and if declared by the Board of Directors out of the funds of the Corporation legally available at the time for the payment of dividends, at the same rate as are declared and paid to holders of the Corporation's Common Stock. Dividends on each share of Series B Preferred Stock outstanding shall not be cumulative. Dividends (whether in cash, stock or otherwise) shall not be declared and paid on the Corporation's Common Stock without the declaration and payment of equivalent dividends on the Series B Preferred Stock. Holders of the Series B Preferred Stock shall be entitled to participate in any dividends or other distributions (whether in cash, stock or otherwise) declared and paid on or with respect to any Common Stock ratably with any Common Stock.

     3.  Liquidation.  In the event of the liquidation, dissolution or winding
         -----------
up of the Corporation, whether voluntary or involuntary, after all creditors of the Corporation shall have been paid in full and subject to the rights of the holders of any stock of the Corporation ranking senior to the Series B Preferred Stock in respect of distributions upon liquidation, dissolution or winding up of the Corporation, the holders of the outstanding Series B Preferred Stock shall be entitled to receive and share ratably with any distribution of assets to be made to the holders of any Common Stock.

          Neither consolidation or merger of the Corporation with any corporation, nor the sale of all or part of the Corporation's assets for cash, securities or other property, nor the purchase or redemption by the Corporation of any class of stock permitted by the Certificate of Incorporation or any amendment thereof, shall be deemed a liquidation, dissolution or winding up of the Corporation. Holders of the Series B Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this paragraph 3.

     4.  Voting Rights.
         -------------

         (a) Except as otherwise set forth in this resolution and except in statutory proceedings in which, and then only to the extent to which, their vote is at the time required by law, the holders of shares of Series B Preferred Stock shall have no right to vote at, to participate in, or to receive any notice of, any meeting of the shareholders of the Corporation including, without limitation, no right to vote in the election of directors of the Corporation. On any matter on which the holders of Series B Preferred Stock shall be entitled to vote, at all meetings and on all matters, they shall vote together with holders of Common Stock but not as separate class unless otherwise required by law and they shall be entitled to one vote for each share held.

         (b) So long as any of the Series B Preferred Stock remains outstanding, the Corporation will not, either directly or through merger or consolidation with any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least sixty-six and two thirds percent (66 2/3%) in number of the shares of the Series B Preferred Stock then outstanding voting as a class;

              (i) amend, alter or repeal any of the preferences, special rights or powers of the shares of Series B Preferred Stock or any of the provisions of the Certificate of Incorporation so as to affect them adversely,

              (iii) authorize any reclassification of the Series B Preferred Stock.

     5.  Consolidation, Merger, etc.
         ---------------------------

         (a) The Corporation shall not consummate any merger, consolidation or similar transaction unless all then outstanding shares of the Series B Preferred Stock shall be assumed and authorized by the successor or resulting company and, insofar as possible, such company shall provide that such assumed stock shall have the same powers, preferences, and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereon, that the Series B Preferred Stock had immediately prior to such transaction or, in lieu thereof, the outstanding shares of Series B Preferred Stock shall, without any action on the part of the Corporation or any holder thereof unless otherwise required by law, be deemed exchanged for or converted into by virtue of such merger, consolidation or similar transaction, the aggregate amount of stock, securities, cash or other property (payable in like kind and on the same terms as apply to the holders of Common Stock) as would be receivable by a holder of an equal number of shares of Common Stock.

        (b) In the event the Corporation shall enter into any agreement providing for any consolidation or merger or similar transaction described in paragraph (a) of this Section 5, then the Corporation shall as soon as practicable thereafter (and in any event at least twenty business days before consummation of such transaction) give notice of such agreement and the material terms thereof to each holder of Series B Preferred Stock.

     6.   Ranking.  The Series B Preferred Stock shall rank junior to the
          --------
Corporation's Series A 9% Cumulative Convertible Preferred Stock and on parity with the Corporation's Common Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution and winding up of the Corporation, and, unless otherwise provided in the Certificate of Incorporation of the Corporation, as amended, or a Certificate of Designations relating to a subsequent series of preferred stock of the Corporation, the Series B Preferred Stock shall rank junior to all other series of the Corporation's preferred stock, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up.

     7.   Reissuance of Shares.  Shares of Series B Preferred Stock which have
          ---------------------
been purchased shall have the status of authorized and unissued shares of preferred stock and may be reissued as part of the series of which they were originally a part or may be reissued as part of a new series of the preferred stock to be created by resolution or resolutions of the Board or as part of any other series of preferred stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board providing for the issue of any series of preferred stock.

     8.   Miscellaneous.  The shares of Series B Preferred Stock shall not be
          --------------
redeemable or convertible.

                                      -3-